UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2015

LendingClub Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36771	51-0605731
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

71 Stevenson St., Suite 300, San Francisco CA 94105		94105
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 632-5600

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 10, 2015, LendingClub Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). Present at the Annual Meeting in person or by proxy were holders of 250,743,111 shares of common stock, representing 67.75% of the shares of common stock outstanding and entitled to vote as of April 14, 2015, the record date for the Annual Meeting, and constituting a quorum for the transaction of business.

The stockholders of the Company voted as follows on the proposals voted on at the Annual Meeting:

1.	Stockholders elected Daniel Ciporin and Jeffrey Crowe as Class I directors each to serve until the 2018 Annual Meeting or until his successor has been elected and qualified or his earlier death, resignation or removal.

2.	Stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

3.	Stockholders approved, on a non-binding advisory basis, to hold a non-binding, advisory vote on the compensation of the Company’s named executive officers every year.

4.	Stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

For more information about the foregoing proposals, see the Company’s definitive proxy statement dated April 24, 2015. The final results for each of the proposals submitted to a vote at the Company’s Annual Meeting are as follows:

1.	Election of Directors

Nominees – Class I Directors	For	Withheld	Broker Non-Votes
Daniel Ciporin	226,463,992	14,657,619	9,621,500
Jeffrey Crowe	240,451,186	670,425	9,621,500

2.	Advisory Vote on the Compensation of the Company’s Named Executive Officers

For	Against	Abstain	Broker Non-Votes
240,076,529	993,021	52,061	9,621,500

3.	Advisory Vote on the Frequency of Future Stockholder Advisory Votes on Named Officer Compensation

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
237,818,025	1,125,173	2,138,304	40,109	9,621,500

4.	Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain
250,358,577	217,496	167,038

There were no broker non-votes on this proposal.

Item 8.01	Other Events.

As disclosed in the Company’s Current Report on Form 8-K filed on April 16, 2015, Rebecca Lynn informed the Company on April 15, 2015 of her intention not to stand for reelection to the Board of Directors (the “Board”) at the Company’s Annual Meeting. As a result, her term as a member of the Board expired as of the commencement of the Annual Meeting and concurrently the size of the Board was reduced from nine to eight members. In addition, Mr. Crowe was appointed to the Audit Committee of the Board, effective immediately after the conclusion of the Annual Meeting, to fill the vacancy created by the conclusion of Ms. Lynn’s service as a member of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LendingClub Corporation

June 12, 2015	By:	/S/ CARRIE DOLAN
Carrie Dolan
Chief Financial Officer
(duly authorized officer)